SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 20, 2002
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-100663	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 5.    Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the “Commission”) on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the “Registration Statement”), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002 and the related Prospectus Supplement dated November 20, 2002 (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2002-AR2 (the “Offered Securities”).

The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews & Kurth L.L.P. as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
8.2	Supplemental Tax Opinion of Andrews & Kurth L.L.P.

24.2	Consent of Andrews & Kurth L.L.P. (contained in the opinion filed as Exhibit 8.2)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

November 20, 2002	By:	/s/ Wade Walker
Wade Walker Senior Vice President—Asset Securitization